Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference into the Registration Statement on Form S-8 (No. 333-39368) filed by Southcoast Financial Corporation in connection with the Southcoast Financial Corporation Employee Stock Purchase Plan of our Report dated February 13, 2003 included in the Southcoast Financial Corporation Annual Report on Form 10-KSB for the year ended December 31, 2002.

                                                 s/Elliott Davis, LLP

ELLIOTT DAVIS, LLP
Greenville, South Carolina
March 31, 2003